                                                              2001 ANNUAL REPORT

                                                              DECEMBER 31, 2001

                                                   [MORGAN STANLEY LOGO]

                                                MORGAN STANLEY EASTERN EUROPE
                                                FUND, INC.

                                                MORGAN STANLEY
                                                INVESTMENT MANAGEMENT INC.
                                                INVESTMENT ADVISER

MORGAN STANLEY EASTERN EUROPE FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs            William G. Morton, Jr.
CHAIRMAN OF THE            DIRECTOR
BOARD OF DIRECTORS
                           Michael Nugent
Ronald E. Robison          DIRECTOR
PRESIDENT AND DIRECTOR
                           Fergus Reid
John D. Barrett II         DIRECTOR
DIRECTOR
                           Stefanie V. Chang
Thomas P. Gerrity          VICE PRESIDENT
DIRECTOR
                           Lorraine Truten
Gerard E. Jones            VICE PRESIDENT
DIRECTOR
                           James A. Gallo
Joseph J. Kearns           TREASURER
DIRECTOR
                           Mary E. Mullin
Vincent R. Mclean          SECRETARY
DIRECTOR
                           Belinda A. Brady
C. Oscar Morong, Jr.       ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        OVERVIEW

LETTER TO SHAREHOLDERS

For the year ended December 31, 2001, the Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 17.41% compared to 9.97% for the Fund's benchmark (described below). Since January 1, 1998, the Fund's performance has been compared with the Morgan Stanley Capital International (MSCI) Emerging Markets Eastern Europe Index. This composite is comprised of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for Russia, Poland, the Czech Republic and Hungary. For the period from September 30, 1996 through December 31, 1997, the Fund's performance was compared with the Russia (Moscow Times 50) and New Europe Blended Composite. That composite was comprised of 50% of the Moscow Times 50 Index and 50% of the market capitalization weighted MSCI local indices for the Czech Republic, Hungary and Poland. On December 31, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $15.93, representing a 14.1% discount to the Fund's net asset value per share.

MARKET REVIEW AND OUTLOOK

The Russian market was the best performing market in the region (and in emerging markets) in 2001, rising by 55.5%. The market move largely reflected the reduction of the risk premium investors assign to Russian equities, as the economic, social and political environments stabilized and confidence increased. President Putin's reform agenda, which touched the areas of tax, land ownership, the civil service and the judicial system, among others, continued to make strong headway and exceed investor expectations. Putin's overtures to the West on the back of the September 11 events, in addition, have dramatically improved the world's perception of the country.

The Russian economy remains remarkably healthy, expanding by 5.5% in 2001, and geared for a year of 4%-plus growth in 2002. Consumption has picked up, a reflection of wage increases, falling unemployment and better confidence, and together with investment should continue to provide a strong backbone for growth. The fiscal accounts remained solid, registering a surplus of 2.4% for the year, despite early external debt repayments. The government has already provided for a fall in the oil price in 2002, and we expect the budget to record a small surplus.

The Russian story should continue to develop in 2002, as a healthy economy and the strengthening of the business environment invites investment. We would expect foreign direct investment (FDI) to begin to aggressively flow into the country, and stock prices to continue to appreciate.

The Polish market fell by 27.7% in 2001, as the economy failed to recover and interest rates remained extremely high. The slowdown in the EU, and especially in Germany, has made an economic rebound more difficult, and the economy managed only a 1% growth rate. The Central bank, despite a steep decline in inflation to 5.5%, continues to maintain a tight monetary policy (real interest rates are over 8%), fearing poor fiscal discipline. The newly elected government has, in our view, made significant commitments to fiscal restraint, and we expect large interest rate cuts in 2002. We also expect significant progress in negotiations towards EU accession, which together with economic recovery, provides a strong backdrop for positive equity market performance in the year ahead.

Hungary fell by 9.4% in 2001, a disappointing performance for an economy which continued to record strong growth in a year of global sluggishness. Interest rates were cut by 2%, following the downward inflation trend, and domestic consumption was strong, fueled by real wage increases in both the public and private sectors. The country will hold elections for prime minister in March of 2002, and as a result, we expect to see looser fiscal policy until then. The current account deficit has narrowed, with the latest figure coming in at 2.4% of GDP, giving more impetus to the appreciation of the forint. The EU convergence story, which we expect will gain significant momentum in 2002, could drive regional markets up. Hungary, as the frontrunner in this process, should benefit the most.

The Czech market fell by 2.3% in 2002, with the local economy performing well on the back of strong consumption. Inflation picked up slightly, limiting interest rate reduction, yet is expected to fall sharply in 2002. Strong efforts were made on the privatization front, with the banking and oil sectors being sold, but were also frustrated as the electricity and telecom sectors were unable to find appropriate bids. The outlook for the country is strong, with EU convergence and global economic recovery expected to drive the stock market to higher levels.

Sincerely,
/s/ Ronald E. Robison

Ronald E. Robison
President and Director

                                                                    January 2002

--------------------------------------------------------------------------------
THE FUND ANNOUNCED IN FEBRUARY, 2002 THAT IT WILL BE MANAGED BY THE EMERGING MARKETS TEAM. CURRENT MEMBERS OF THE TEAM INCLUDE NARAYAN RAMACHANDRAN, MANAGING DIRECTOR AND ERIC CARLSON, VICE PRESIDENT.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        DECEMBER 31, 2001

INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                    TOTAL RETURN (%)
                       ------------------------------------------------------------------------
                              MARKET VALUE(1)       NET ASSET VALUE(2)            INDEX(3)
                       ------------------------------------------------------------------------
                                     AVERAGE                   AVERAGE                  AVERAGE
                       CUMULATIVE     ANNUAL    CUMULATIVE      ANNUAL     CUMULATIVE    ANNUAL
-----------------------------------------------------------------------------------------------
One Year                    30.71%     30.71%        17.41%      17.41%          9.97%    9.97%
Five Year                    6.32       1.23          7.30        1.42          -8.26    -1.71
Since Inception*            -4.01      -0.78         11.78        2.14           0.22     0.04

Past performance is not predictive of future performance.

[CHART]

Returns and Per Share Information

                                                     YEAR ENDED DECEMBER 31,
                               ---------------------------------------------------------------
                                   1996*        1997      1998     1999      2000       2001
----------------------------------------------------------------------------------------------
Net Asset Value Per Share         $20.77      $26.59    $ 12.65   $20.38   $ 15.80     $18.55
----------------------------------------------------------------------------------------------
Market Value Per Share            $18.00      $23.88    $  9.81   $16.88   $ 12.19     $15.93
----------------------------------------------------------------------------------------------
Premium/(Discount)                 -13.3%      -10.2%     -22.4%   -17.2%    -22.8%     -14.1%
----------------------------------------------------------------------------------------------
Income Dividends                  $ 0.07          --         --       --        --         --
----------------------------------------------------------------------------------------------
Capital Gains Distributions          --       $ 3.68    $  0.67       --        --         --
----------------------------------------------------------------------------------------------
Fund Total Return(2)                4.18%      48.19%    -50.62%   61.11%   -22.47%     17.41%
----------------------------------------------------------------------------------------------
Index Total Return(3)               9.25%      48.23%    -57.84%   67.30%   -20.22%      9.97%
----------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Since January 1, 1998, the Fund's performance has been compared with the Morgan Stanley Capital International (MSCI) Emerging Markets Eastern Europe Index. The index is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. For the period from the commencement of operations through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. The composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index.
  * The Fund commenced operations on September 30, 1996.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        DECEMBER 31, 2001

PORTFOLIO SUMMARY

[CHART OF ALLOCATION OF TOTAL INVESTMENTS]

Equity Securities                        96.8%
Short-Term Investments                    3.2

[CHART OF INDUSTRIES]

Oil & Gas Exploration & Production       24.0%
Electric Utilities                       22.6
Banks                                    14.9
Diversified Telecommunications Services  12.6
Integrated Oil & Gas                     11.1
Wireless Telecommunications               5.3
Pharmaceuticals                           3.6
Oil & Gas Refining & Marketing            1.8
IT Consulting & Services                  1.8
Metals & Mining                           0.9
Other                                     1.4

[CHART OF COUNTRY WEIGHTINGS]

Russia                                   63.8%
Hungary                                  16.8
Poland                                   14.1
Czech Republic                            4.7
Other                                     0.6

Ten Largest Holdings*

                                           PERCENT OF
                                           NET ASSETS
-----------------------------------------------------
 1.  Unified Energy Systems (Russia)         21.6%
 2.  Surgutneftegaz (Russia)                 21.0
 3.  LUKoil Holdings (Russia)                10.2
 4.  OTP Bank Rt.(Hungary)                    8.2
 5.  Mobile Telesystems (Russia)              5.3
 6.  Bank Polska Kasa Opieki SA (Poland)      5.0
 7.  Telekomunikacja Polska SA (Poland)       4.7
 8.  Matav Rt. (Hungary)                      4.0
 9.  Gedeon Richter Rt. (Hungary)             3.6
10.  Gazprom (Russia)                         3.0
                                             ----
                                             86.6%
                                             ====

     *Excludes short-term investments

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        FINANCIAL STATEMENTS
                                        DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                         VALUE
                                                      SHARES             (000)
------------------------------------------------------------------------------
COMMON STOCKS (99.4%)
(UNLESS OTHERWISE NOTED)
==============================================================================
CZECH REPUBLIC (4.7%)
BANKS
  Ceska Sporitelna AS                                145,900(a)      $   1,217
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Cesky Telecom AS                                   136,500             1,391
------------------------------------------------------------------------------
ELECTRIC UTILITIES
  CEZ AS                                             318,800               695
------------------------------------------------------------------------------
                                                                         3,303
==============================================================================
HUNGARY (16.8%)
BANKS
  OTP Bank Rt                                         52,812             3,176
  OTP Bank Rt. GDR                                    43,950(a)          2,606
------------------------------------------------------------------------------
                                                                         5,782
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Matav Rt                                           473,366             1,561
  Matav Rt. ADR                                       74,329             1,263
------------------------------------------------------------------------------
                                                                         2,824
------------------------------------------------------------------------------
INTEGRATED OIL & GAS
  MOL Magyar Olaj-es Gazipari Rt                       5,419                98
  MOL Magyar Olaj-es Gazipari Rt. GDR                 33,300               600
------------------------------------------------------------------------------
                                                                           698
------------------------------------------------------------------------------
PHARMACEUTICALS
  Gedeon Richter Rt                                   46,283             2,539
------------------------------------------------------------------------------
                                                                        11,843
==============================================================================
POLAND (14.1%)
BANKS
  Bank Polska Kasa Opieki SA                         174,881(a)          3,526
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telekomunikacja Polska SA GDR                      939,270(a)          3,288
------------------------------------------------------------------------------
IT CONSULTING & SERVICES
  Prokom Software SA                                  28,070(a)            751
  Prokom Software SA GDR                              29,890(a)            412
------------------------------------------------------------------------------
                                                                         1,163
------------------------------------------------------------------------------
METALS & MINING
  KGHM Polska Miedz SA                               199,524               655
------------------------------------------------------------------------------
OIL & GAS REFINING & MARKETING
  Polski Koncern Naftowy                             270,565             1,297
------------------------------------------------------------------------------
                                                                         9,929
==============================================================================
RUSSIA (63.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES
  Mustcom                                          9,526,809(a,b)        1,346
==============================================================================
ELECTRIC UTILITIES
  Unified Energy Systems ADR (Preferred)             277,500             3,247
  Unified Energy Systems                          18,839,846             2,963
  Unified Energy Systems GDR                         572,960             9,013
------------------------------------------------------------------------------
                                                                        15,223
------------------------------------------------------------------------------
INTEGRATED OIL & GAS
  LUKoil Holdings                                    292,900             3,582
  LUKoil Holdings ADR                                 72,966             3,575
------------------------------------------------------------------------------
                                                                         7,157
------------------------------------------------------------------------------
MEDIA
  Storyfirst Communications 'A' (Preferred)            1,920(a,b)          548
------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION
  Gazprom ADR                                        214,800             2,137
  Surgutneftegaz ADR (Preferred)                      86,500             1,730
  Surgutneftegaz ADR                                 835,172            13,062
------------------------------------------------------------------------------
                                                                        16,929
------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Mobile Telesystems ADR                             105,400             3,759
------------------------------------------------------------------------------
                                                                        44,962
==============================================================================
TOTAL COMMON STOCKS
  (Cost $65,793)                                                        70,037
==============================================================================

                                                        FACE
                                                      AMOUNT
                                                       (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.3%)
==============================================================================
UNITED STATES (3.3%)
REPURCHASE AGREEMENT
  J.P. Morgan Securities Inc.,
    1.63%, dated 12/31/01,
    due 1/2/02
  (Cost $2,336)                                        2,336(c)          2,336
==============================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.0%)
==============================================================================
  Czeck Koruna
  (Cost $4)                            CZK               184                 4

    The accompanying notes are an integral part of the financial statements.

                                                                               5

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        FINANCIAL STATEMENTS
                                        DECEMBER 31, 2001

STATEMENT OF NET ASSETS (CONT'D)

                                                                         VALUE
                                                                         (000)
==============================================================================
TOTAL INVESTMENTS (102.7%)
  (Cost $68,133)                                                    $   72,377
==============================================================================
                                                      AMOUNT
                                                       (000)
------------------------------------------------------------------------------
OTHER ASSETS (1.2%)
  Receivable for Investments Sold                   $    687
  Dividends Receivable                                   130
  Tax Reclain Receivable                                  14
  Other                                                    2               833
==============================================================================
LIABILITIES (-3.9%)
  Payable For:
    Investments Purchased                             (2,379)
    Custodian Fees                                      (138)
    Investment Advisory Fees                             (90)
    Directors' Fees and Expenses                         (31)
    Professional Fees                                    (41)
    Administrative Fees                                  (18)
    Shareholder Reporting Expenses                       (23)
  Other Liabilities                                      (25)       $   (2,745)
==============================================================================
NET ASSETS (100.0%)
  Applicable to 3,798,808, issued and outstanding
    $ 0.01 par value shares
    (100,000,000 shares authorized)                                 $   70,465
==============================================================================
NET ASSET VALUE PER SHARE                                           $    18.55
==============================================================================
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
  Common Stocks                                                     $       38
  Paid-in Capital                                                       79,137
  Accumulated Net Investment Loss                                          (27)
  Accumulated Net Realized Loss                                        (12,927)
  Unrealized Appreciation on Investments and
    Foreign Currency Translations                                        4,244
==============================================================================
TOTAL NET ASSETS                                                    $   70,465
==============================================================================

(a) -- Non-income producing.
(b) -- Investments valued at fair value - see Note A-1 to financial statements. At December 31, 2001, the Portfolio held $1,894,000 of fair-valued securities, representing 2.7%of net assets.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.
CZK--Czeck Koruna

                 SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                    CLASSIFICATION -- DECEMBER 31, 2001

                                                                       PERCENT
                                                       VALUE            OF NET
INDUSTRY                                               (000)            ASSETS
-------------------------------------------------------------------------------
Banks                                                $10,525              14.9%
Diversified Telecommunication Services                 8,849              12.6
Electric Utilities                                    15,918              22.6
Integrated Oil & Gas                                   7,855              11.1
IT Consulting & Services                               1,163               1.8
Media                                                    548               0.8
Metals & Mining                                          655               0.9
Oil & Gas Exploration & Production                    16,929              24.0
Oil & Gas Refining & Marketing                         1,297               1.8
Pharmaceuticals                                        2,539               3.6
Wireless Telecommunication Services                    3,759               5.3
Other                                                  2,340               3.3
-------------------------------------------------------------------------------
                                                     $72,377             102.7%
===============================================================================

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        FINANCIAL STATEMENTS

                                                                                                                  YEAR ENDED
                                                                                                           DECEMBER 31, 2001
STATEMENT OF OPERATIONS                                                                                                (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $18 of foreign taxes withheld)                                                          $            666
  Interest                                                                                                                41
============================================================================================================================
    TOTAL INCOME                                                                                                         707
============================================================================================================================
EXPENSES
  Investment Advisory Fees                                                                                               997
  Administrative Fees                                                                                                    128
  Custodian Fees                                                                                                         125
  Professional Fees                                                                                                      106
  Shareholder Reporting Expenses                                                                                          56
  Transfer Agent Expense                                                                                                  18
  Overdraft Expense                                                                                                       14
  Directors' Fees and Expenses                                                                                            11
  Other Expenses                                                                                                          56
============================================================================================================================
    TOTAL EXPENSES                                                                                                     1,511
============================================================================================================================
      NET INVESTMENT LOSS                                                                                               (804)
============================================================================================================================
NET REALIZED LOSS ON:
  Investments                                                                                                         (5,983)
  Foreign Currency Transactions                                                                                          (75)
============================================================================================================================
    NET REALIZED LOSS                                                                                                 (6,058)
============================================================================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments and Foreign Currency Translations                                                                       16,355
============================================================================================================================
TOTAL NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                            10,297
============================================================================================================================
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $          9,493
============================================================================================================================

                                                                                              YEAR ENDED          YEAR ENDED
                                                                                       DECEMBER 31, 2001   DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                                                 (000)               (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Loss                                                                           $   (804)           $ (1,341)
  Net Realized Gain (Loss)                                                                        (6,058)             10,908
  Change in Unrealized Appreciation/Depreciation                                                  16,355             (29,378)
============================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                9,493             (19,811)
============================================================================================================================
Capital Share Transactions:
  Shares Repurchased (359,240 shares and 301,700 shares, respectively)                            (4,728)             (5,368)
============================================================================================================================
  TOTAL INCREASE (DECREASE)                                                                        4,765             (25,179)
============================================================================================================================
Net Assets:
  Beginning of Period                                                                             65,700              90,879
============================================================================================================================
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF $(27) AND $(22),
    RESPECTIVELY)                                                                               $ 70,465            $ 65,700
============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                                       YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------------------------
                                                    2001         2000         1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $   15.80     $  20.38      $ 12.65        $  26.59        $  20.77
----------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                (0.21)       (0.32)       (0.34)          (0.17)          (0.38)
Net Realized and Unrealized Gain
  (Loss) on Investments                             2.71        (4.51)        7.91          (13.21)           9.88
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                2.50        (4.83)        7.57          (13.38)           9.50
----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Realized Gain                                   --           --           --              --           (3.68)
  In Excess of Net Realized Gain                      --           --           --           (0.67)             --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                               --           --           --           (0.67)          (3.68)
----------------------------------------------------------------------------------------------------------------------------
Anti--Dilutive Effect of Shares Repurchased         0.25         0.25         0.16            0.11              --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   18.55     $  15.80      $ 20.38         $ 12.65        $  26.59
============================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD          $   15.93     $  12.19      $ 16.88         $  9.81        $  23.88
============================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                     30.71%      (27.78)%      71.98%         (57.34)%         53.53%
  Net Asset Value (1)                              17.41%      (22.47)%      61.11%         (50.62)%         48.19%
============================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)          $  70,465     $ 65,700      $90,879         $60,309        $133,071
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets             2.42%        2.25%        2.51%           2.51%           2.50%
Ratio of Net Investment Loss to
  Average Net Assets                               (1.29)%      (1.53)%      (2.25)%         (0.89)%         (1.27)%
Portfolio Turnover Rate                              150%         123%         161%             96%             71%
----------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

     Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Simi-larly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency trans-

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     lations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be credit-worthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assign-ments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Strutured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2001, the Fund's investments in the derivative instruments described above included foreign currency exchange contracts only.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.)

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS (CONT'D)

(the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.60% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the year ended December 31, 2001, the Fund made purchases and sales totaling approximately $93,123,000 and $98,764,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2001, the U.S. Federal income tax cost basis of investments (excluding foreign currency) was $70,003,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $2,370,000 of which $12,669,000 related to appreciated securities and $10,299,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $10,950,000 available to offset future capital gains, of which $3,133,000 will expire on December 31, 2006 and $7,817,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October currency losses of $13,000 and post-October capital losses of $103,000.

For the year ended December 31, 2001, the Fund incurred $52,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2001, the deferred fees payable under the Plan, totaled $30,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the year ended December 31, 2001, the Fund repurchased 359,240 of its shares at an average discount of 17.25% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,238,940 of its shares at an average discount of 17.35% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS (CONT'D)

F. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

The Annual Meeting of the Stockholders of the Fund was held on October 11, 2001. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Directors:

                                  VOTES IN             VOTES
                                  FAVOR OF             AGAINST
--------------------------------------------------------------
Joseph J. Kearns                   3,574,916            29,318
Michael Nugent                     3,574,916            29,318
C. Oscar Morong, Jr.               3,574,916            29,318
Vincent R. McLean                  3,574,916            29,318
Thomas P. Gerrity                  3,574,916            29,318

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        DECEMBER 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE SHARE HOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY EASTERN EUROPE FUND, INC.

We have audited the accompanying statement of net assets of Morgan Stanley Eastern Europe Fund, Inc. (the "Fund ")as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Eastern Europe Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP.

Boston, Massachusetts
February 11, 2002

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        OVERVIEW

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

Independent Directors:

                                                                                      NUMBER OF
                                         TERM OF                                      PORTFOLIOS IN
                                         OFFICE AND                                   FUND
                            POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH    TIME        PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
DIRECTOR                    REGISTRANT   SERVED*     PAST 5 YEARS                     DIRECTOR**     DIRECTOR
--------------------------  -----------  ----------  ------------------------------   -------------  -------------------------------
John D. Barrett II (66)     Director     Director    Chairman and Director of         78             Director of the Ashforth
565 Fifth Avenue                         since       Barrett Associates, Inc.                        Company (real estate).
New York, NY 10017                       2000        (investment counseling).

Thomas P. Gerrity (60)      Director     Director    Professor of Management,         78             Director, ICG Commerce, Inc.;
219 Grays Lane                           since       formerly Dean, Wharton                          Sunoco; Fannie Mae; Reliance
Haverford,  PA 19041                     2001        School of Business,                             Group Holdings, Inc., CVS
                                                     University of Pennsylvania;                     Corporation and Knight-Ridder,
                                                     formerly Director, IKON                         Inc.
                                                     Office Solutions, Inc.,
                                                     Fiserv, Digital Equipment
                                                     Corporation, Investor Force
                                                     Holdings, Inc. and
                                                     Union Carbide Corporation.

Gerard E. Jones (65)        Director     Director    Of Counsel, Shipman & Goodwin,   78             Director of Tractor Supply
Shipman & Goodwin, LLP                   since       LLP (law firm).                                 Company, Tiffany Foundation,
43 Arch Street                           2000                                                        and Fairfield County
Greenwich, CT 06830                                                                                  Foundation.

Joseph J. Kearns (59)       Director     Director    Investment consultant;           78             Director, Electro Rent
6287 Via Escondido                       since       formerly CFO of The J. Paul                     Corporation and The Ford Family
Malibu, CA 90265                         2001        Getty Trust.                                    Foundation.

Vincent R. McLean (70)      Director     Director    Formerly Executive Vice          78             Director, Banner Life
702 Shackamaxon Drive                    since       President, Chief Financial                      Insurance Co.; William Penn
Westfield, NJ 07090                      2001        Officer, Director and Member                    Life Insurance Company of
                                                     of the Executive Committee                      New York.
                                                     of Sperry Corporation (now
                                                     part of Unisys Corporation).

C. Oscar Morong, Jr. (66)   Director     Director    Managing Director, Morong        78             Trustee and Chairman of the
1385 Outlook Drive West                  since       Capital Management; formerly                    mutual funds in the Smith
Mountainside, NJ 07092                   2001        Senior Vice President and                       Barney/CitiFunds fund complex;
                                                     Investment Manager for CREF,                    Director,  Ministers and
                                                     TIAA-CREF Investment                            Missionaries Benefit Board of
                                                     Management, Inc. (investment                    American Baptist Churches.
                                                     management); formerly
                                                     Director, The Indonesia Fund
                                                     (mutual fund).

William G. Morton, Jr. (64) Director     Director    Chairman Emeritus and former     78             Director of Radio Shack
100 Franklin Street                      since       Chief Executive Officer of                      Corporation (electronics).
Boston, MA 02110                         1996        Boston Stock Exchange.

Michael Nugent (65)         Director     Director    General Partner,  Triumph        207            Director of various business
c/o Triumph Capital, L.P.                since       Capital, L.P. (private                          organizations; Chairman of the
237 Park Avenue                          2001        investment partnership);                        Insurance Committee and
New York, NY 10017                                   formerly, Vice President,                       Director or Trustee of the
                                                     Bankers Trust Company and                       retail families of funds
                                                     BT Capital Corporation.                         advised by Morgan Stanley
                                                                                                     Investment Advisors Inc.

Fergus Reid (69)            Director     Director    Chairman and Chief Executive     78             Trustee and Director of
85 Charles Colman Blvd.                  since       Officer of Lumelite Plastics                    approximately 30 investment
Pawling, NY 12564                        2000        Corporation.                                    companies in the JPMorgan Funds
                                                                                                     complex managed by JPMorgan
                                                                                                     Investment Management Inc.

                                                                              15

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        OVERVIEW

DIRECTOR AND OFFICER INFORMATION (CONT'D)

Interested Directors:

                                                                                      NUMBER OF
                                         TERM OF                                      PORTFOLIOS IN
                                         OFFICE AND                                   FUND
                            POSITION(S)  LENGTH OF                                    COMPLEX
NAME,  AGE AND ADDRESS OF   HELD WITH    TIME        PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
DIRECTOR                    REGISTRANT   SERVED*     PAST 5 YEARS                     DIRECTOR**     DIRECTOR
--------------------------- -----------  ----------  -------------------------------  -------------  ------------------------------
Barton M. Biggs (69)        Chairman     Chairman    Chairman, Director and           78             Member of the Yale Development
1221 Avenue of the Americas and Director and         Managing Director of Morgan                     Board
New York, NY 10020                       Director    Stanley Investment Management
                                         since       Inc. and Chairman and Director
                                         1996        of Morgan Stanley Investment
                                                     Management Limited; Managing
                                                     Director of Morgan Stanley &
                                                     Co. Incorporated; Director and
                                                     Chairman of the Board of
                                                     various U.S. registered
                                                     companies managed by Morgan
                                                     Stanley Investment Management
                                                     Inc.

Ronald E. Robison (63)      President    President   Chief Global Operations Officer  78
1221 Avenue of the Americas and Director since       and Managing Director of Morgan
New York, NY 10020                       2001 and    Stanley Investment Management,
                                         Director    Inc.; Director and President of
                                         since       various U.S. registered
                                         2001        investment companies managed by
                                                     Morgan Stanley Investment
                                                     Management Inc.; Previously,
                                                     Managing Director and Chief
                                                     Operating Officer of TCW
                                                     Investment Management Company.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        OVERVIEW

DIRECTOR AND OFFICER INFORMATION (CONT'D)

Officers:

                                            POSITION(S)  TERM OF OFFICE
                                            HELD WITH    AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  REGISTRANT   TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  ----------   --------------    ---------------------------------------------------------
Ronald E. Robison (63)
Morgan Stanley Investment Management Inc.   President    President since   Chief Global Operations Officer and Managing Director of
1221 Avenue of the Americas                 and Director 2001 and          Morgan Stanley Investment Management Inc.; Director
New York, NY 10020                                       Director since    and President of various U.S. registered investment
                                                         2001              companies managed by Morgan Stanley Investment Management
                                                                           Inc.; Previously, Managing Director and Chief Operating
                                                                           Officer of TCW Investment Management Company.

Stefanie V. Chang (35)                      Vice         Vice President    Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.   President    since 1997        and Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                                practiced law with New York law firm of Rogers & Wells
New York, NY 1002                                                          (now Clifford Chance Rogers & Wells LLP); Vice
                                                                           President of certain funds in the Fund Complex.

Lorraine Truten (40)                        Vice         Vice President    Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.   President    since 2001        Management Inc.; Head of Global Client Services, Morgan
1221 Avenue of the Americas                                                Stanley Investment Management Inc.; President, Morgan
New York, NY 10020                                                         Stanley Fund Distribution, Inc. formerly, President of
                                                                           Morgan Stanley Institutional Fund Trust; Vice President
                                                                           of certain funds in the Fund Complex.

Mary E. Mullin (34)                         Secretary    Secretary since   Vice President of Morgan Stanley & Co., Inc. and Morgan
Morgan Stanley Investment Management Inc.                1999              Stanley Investment Management, Inc.; formerly, practiced
1221 Avenue of the Americas                                                law with New York firms of McDermott, Will & Emery and
New York, NY 10020                                                         Skadden, Arps, Slate, Meagher & Flom LLP; Secretary of
                                                                           certain funds in the Fund Complex.

James A. Gallo (37)                         Treasurer    Treasurer since   Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                2001              Management Inc.; Treasurer of certain funds in the
1221 Avenue of the Americas                                                Fund Complex; formerly, Director of Fund
New York, NY 10020                                                         Accounting at PFPC, Inc.

Belinda A. Brady (34)                       Assistant    Assistant         Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Services Co.           Treasurer    Treasurer since   Services Co. (formerly Chase Global Funds Services
73 Tremont Street                                        2001              Company); and Assistant Treasurer of all Portfolios
Boston, MA 02108-3913                                                      of the Fund. Formerly Senior Auditor at Price
                                                                           Waterhouse LLP (now PricewaterhouseCoopers LLP).

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*    Each Officer serves an indefinite term, until his or her successor is elected.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan "), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary ash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary ash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Eastern Europe Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
40 Wall Street
New York, NY10005
1-800-278-4353

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